EXHIBIT 10.1
FIRST AMENDMENT
TO THE AMENDED AND RESTATED PREFERRED DISTRIBUTOR AGREEMENT

This First Amendment to the Amended and Restated Preferred Distributor Agreement (this “First Amendment”) is entered into as of Sept 29th, 2023 (the “First Amendment Effective Date”) by and among Bloom Energy Corporation (“Bloom Corp”), a corporation established under the laws of the State of Delaware, United States of America, Bloom SK Fuel Cell, LLC (“JV”), a limited liability company organized under the laws of the Republic of Korea, and SK ecoplant Co., Ltd. (f/k/a SK Engineering & Construction Co., Ltd.) (“Distributor”), a corporation established under the laws of the Republic of Korea. Each of Bloom Corp, JV and Distributor are referred to herein as a “Party,” and together, as the “Parties.”
RECITALS
WHEREAS, Bloom Corp develops, manufactures and supplies certain Products in connection with electric power facilities. Distributor is experienced and engaged in the business of engineering, procuring, and constructing electric power facilities on a turnkey basis, including the distribution of electric power generation components integrated into such facilities;
WHEREAS, Bloom Corp and Distributor entered into a preferred distributor agreement dated November 14, 2018 (the “PDA”);
WHEREAS, Bloom Corp and Distributor agreed to amend the PDA on the terms of an amendment agreement dated December 19, 2018, an amendment agreement dated January 30, 2019 and a joinder and amendment agreement dated April 17, 2020 pursuant to which JV became a party to the PDA (such amendments, collectively, the “Amendments”);
WHEREAS, the Parties amended and restated the PDA in its entirety on October 23, 2021 (such amended and restated PDA, the “ARPDA”); and
WHEREAS, the Parties wish to modify certain provisions of the ARPDA as set forth below.
NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties agree as follows:
I. Section 7(d)(i)(1) of the ARPDA (Delivery) shall be restated as follows:
(i) Delivery. Title in and to, risk of loss, and acceptance of each item of the Products shall pass from Company to Distributor upon Delivery.
(1) “Delivery” shall occur as follows:
a. Products Supplied by Bloom Corp: when each item of the Products supplied by Bloom Corp arrives at the named destination place in the Republic of Korea as stated in the relevant PO, such item of the Products is “Delivered.”
b. Products Supplied by JV: when each item of the Products supplied by JV is made available Ex Works at JV’s manufacturing facilities, such item of the Products is “Delivered.”
Capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings ascribed to them in the ARPDA.

EXHIBIT 10.1
III. Except as specifically set forth herein. all terms and provisions of the ARPDA shall remain in full force and effect as originally written, and all references to the ARPDA hereafter made shall refer to such ARPDA as amended hereby. In the event of a conflict between the terms of this First Amendment and the ARPDA, the terms of this First Amendment shall control.
IV. This First Amendment is governed by and interpreted in accordance with the laws of the State of California and the United States of America, without reference to conflicts of laws principles and excluding the United Nations Convention on Contracts for the Sale of Goods.
V. This First Amendment may be executed in any number of separate counterparts and delivered by electronic means (including in Portable Document Format (.PDF and digital signature formats such as DocuSign), each of which shall be deemed an original and all of which together shall constitute one instrument.
IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized representatives as of the date first written above.

BLOOM CORP
BLOOM ENERGY CORPORATION
By: /s/ Greg Cameron

Name: Greg Cameron

Title: President and CFO

JV
BLOOM SK FUEL CELL, LLC

By: /s/ Jose Antonio Hernandez Lopez__

Name: Jose Antonio Hernandez Lopez

Title: Representative Director

DISTRIBUTOR
SK ECOPLANT CO., LTD

By: /s/ Wangjae (Justin) Lee__________

Name: Wangjae (Justin) Lee

Title: Managing Director of Eco Energy BU